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                                                                    EXHIBIT 23.4


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
ILEX Systems, Inc.:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                        KPMG Peat Marwick LLP


Mountain View, California
January 4, 1999